Exhibit 10.1
ELEVENTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
among
Apartment Investment and Management Company,
AIMCO Properties, L.P., and
AIMCO/Bethesda Holdings, Inc.,
as the Borrowers,
the Guarantors and
Pledgors named herein,
Bank of America, N.A.,
as Administrative Agent, Swing Line Lender
and L/C Issuer
and
The Other Financial
Institutions Party Hereto
Dated as of May 20, 2011
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
KEYBANC CAPITAL MARKETS
as Joint-Lead Arrangers
and
Joint Bookrunners

ELEVENTH AMENDMENT TO
AMENDED AND RESTATED
SENIOR SECURED CREDIT AGREEMENT
This ELEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED CREDIT AGREEMENT (this “Amendment”) is dated as of May 20, 2011 and entered into by and among APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation (the “REIT”), AIMCO PROPERTIES, L.P., a Delaware limited partnership (“AIMCO”), and AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation (“AIMCO/Bethesda”) (the REIT, AIMCO and AIMCO/Bethesda are collectively referred to herein as “Borrowers”), BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (in such capacity, “Administrative Agent”) and as Swing Line Lender and L/C Issuer, and the Lenders party hereto, and is made with reference to that certain Amended and Restated Senior Secured Credit Agreement, dated as of November 2, 2004, by and among Borrowers, each lender from time to time party thereto, BANK OF AMERICA, N.A., as Administrative Agent and as Swing Line Lender and L/C Issuer, and KeyBank National Association, as Syndication Agent (the “Original Credit Agreement”), as amended by that certain First Amendment to Amended and Restated Senior Secured Credit Agreement, dated June 16, 2005 (the “First Amendment”), as amended by that certain Second Amendment to Amended and Restated Senior Secured Credit Agreement, dated March 22, 2006 (the “Second Amendment”), as amended by that certain Third Amendment to Amended and Restated Senior Secured Credit Agreement, dated August 31, 2007 (“Third Amendment”), as amended by that certain Fourth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 14, 2007 (“Fourth Amendment”), as amended by that certain Fifth Amendment to Amended and Restated Senior Secured Credit Agreement, dated September 9, 2008 (“Fifth Amendment”), as amended by that certain Sixth Amendment to Amended and Restated Senior Secured Credit Agreement, dated May 1, 2009 (“Sixth Amendment”), as amended by that certain Seventh Amendment to Amended and Restated Senior Credit Agreement, dated August 4, 2009 (“Seventh Amendment”), as amended by that certain Eighth Amendment to Amended and Restated Senior Credit Agreement, dated February 3, 2010 (“Eighth Amendment”), as amended by that certain Ninth Amendment to Amended and Restated Senior Credit Agreement, dated May 14, 2010 (“Ninth Amendment”), and as amended by that certain Tenth Amendment to Amended and Restated Senior Credit Agreement, dated September 29, 2010 (“Tenth Amendment”) (the Original Credit Agreement as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment and Tenth Amendment is referred to as the “Credit Agreement”; and the Credit Agreement as amended by this Amendment is referred to as the “Amended Agreement”). Capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.
RECITALS
WHEREAS, Borrowers desire to amend the Credit Agreement as more particularly set forth below;
WHEREAS, pursuant to the Credit Agreement, the amendments set forth herein require the consent of the L/C Issuer and the Required Lenders, and the L/C Issuer and the Required Lenders have consented hereto;

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein, the parties agree as follows:
Section 1. AMENDMENTS TO THE CREDIT AGREEMENT
A. The defined term “Gross Asset Value” is amended to insert the following as clause (viii):
“(viii) 100% of the book value (determined in accordance with GAAP) of the Permitted Junior Loans and Permitted Mortgage Certificates.”
B. The defined term “Joint Lead Arrangers” is deleted and replaced with:
““Joint Lead Arrangers” mean Merrill Lynch, Pierce, Fenner & Smith Incorporated (as successor by merger to Banc of America Securities LLC) and KeyBanc Capital Markets, in their capacities as joint lead arrangers and joint book managers.”
C. The defined term “Non-Core Assets” is deleted and replaced with:
““Non-Core Assets” means: (i) unimproved land (other than Development Assets) of the Borrowing Group and Notes Receivable of the Borrowing Group valued at their net book value, (ii) Permitted Junior Loans, and (iii) Permitted Mortgage Certificates.”
D. The following defined terms shall be inserted in Section 1.01 in the correct alphabetical location:
“Eleventh Amendment” means the Eleventh Amendment to this Agreement, dated as of May 20, 2011, among the Borrowers, the L/C Issuer, the Administrative Agent and the Lenders party thereto.”
“Eleventh Amendment Effective Date” means the date all of the conditions to effectiveness set forth in Section 2 of the Eleventh Amendment are satisfied.
“Permitted Junior Loans” means Investments by any Person in the Borrowing Group in Indebtedness consisting of junior mortgage loans and/or mezzanine loans secured by equity interests, initially owed by Subsidiaries of the Borrowing Group; provided that the owner of any such Investments must be a Borrower or Guarantor.
“Permitted Mortgage Certificates” means Investments by any Person in the Borrowing Group in one or more tranches or series of collateralized mortgage backed securities or certificates initially owed by any Person with respect to Indebtedness of one or more Subsidiaries of the Borrowing Group; provided that the owner of any such Investments must be a Borrower or Guarantor.

Section 2. CONDITIONS TO EFFECTIVENESS
This Amendment shall become effective (as of the “Eleventh Amendment Effective Date”) at such time that all of the following conditions are satisfied:
2.1 The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (i) the Borrowers, (ii) the Administrative Agent, (iii) the L/C Issuer, and (iv) the Required Lenders (or the Required Lenders shall have consented to the execution of the Amendment by providing their counterpart signatures hereto or their consent hereto to the Administrative Agent);
2.2 Guarantors and the Borrowers and Subsidiaries of the Borrowers party to the Pledge Agreements as “Pledgors” (the “Pledgors”) shall have executed this Amendment with respect to Section 5 and such other documents reasonably required by Administrative Agent; and
2.3 Borrowers and the Pledgors shall have delivered such other assurances, certificates, documents or consents as the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Required Lenders reasonably may require.
Section 3. BORROWERS’ REPRESENTATIONS AND WARRANTIES
In order to induce the L/C Issuer and the Required Lenders to consent to this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to Administrative Agent and to the L/C Issuer and each Required Lender that the following statements are true, correct and complete:
3.1 Corporate Power and Authority. Borrowers have all requisite power and authority to enter into this Amendment and any other agreements, guaranties or other operative documents to be delivered pursuant to this Amendment, to carry out the transactions contemplated by, and perform their obligations under, the Amended Agreement. Each of the Borrowers, Pledgors and Guarantors is in good standing in the respective states of their organization on the Eleventh Amendment Effective Date;
3.2 Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of Borrowers and the other parties delivering any of such documents, as the case may be;
3.3 No Default. After giving effect to this Amendment, no Default or Event of Default exists under the Amended Agreement as of the Eleventh Amendment Effective Date. Further, after giving effect to this Amendment, no Default or Event of Default would result under the Amended Agreement from the consummation of this Amendment;

3.4 No Conflict. The execution, delivery and performance by Borrowers, Pledgors and Guarantors of this Amendment and the performance of the Amended Agreement by Borrowers, does not and will not (i) violate any provision of any applicable material law or any governmental rule or regulation applicable to Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, the Organization Documents of Borrowers, Pledgors, Guarantors or any of their Subsidiaries or any order, judgment or decree of any court or other Governmental Authority binding on Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrowers, Pledgors, Guarantors or any of their Subsidiaries not otherwise permitted by the Amended Agreement except as could not reasonably be expected to have a Material Adverse Effect, or (iv) require any approval of members or stockholders or any approval or consent of any Person under any Contractual Obligation of Borrowers, Pledgors, Guarantors or any of their Subsidiaries, except for such approvals or consents which have been or will be obtained on or before the Eleventh Amendment Effective Date or except for such approvals or consents which, if not obtained, are not reasonably expected to result in a Material Adverse Effect;
3.5 Governmental Consents. The execution and delivery by Borrowers, Guarantors and Pledgors of this Amendment and the performance by Borrowers, Guarantors and Pledgors under the Amended Agreement does not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings or recordings in respect of the Liens created pursuant to the Loan Documents and except as may be required, in connection with the disposition of any Collateral, by laws generally affecting the offering and sale of securities;
3.6 Binding Obligation. The Amended Agreement has been duly executed and delivered by Borrowers and is enforceable against Borrowers, in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
3.7 Incorporation of Representations and Warranties From Amended Agreement. After giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the Eleventh Amendment Effective Date to the same extent as though made on and as of such date, except representations and warranties solely to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Section 4. MISCELLANEOUS
4.1 Reference to and Effect on the Amended Agreement and the Other Loan Documents.
A. On and after the Eleventh Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.
B. Except as specifically amended by this Amendment, the Amended Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
C. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Amended Agreement or any of the other Loan Documents.
4.2 Fees and Expenses. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers. The Borrowers hereby agree to pay the reasonable fees, cost and expenses of Administrative Agent’s counsel in connection with this Amendment concurrently with or promptly but in no event later than 30 days after submission of an invoice with respect to such reasonable fees, costs and expenses.
4.3 Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
4.4 Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective upon the execution of a counterpart hereof by each Borrower and Administrative Agent, and receipt by Borrowers and Administrative Agent of written, facsimile, electronic image scan (e.g., “PDF” or “tif”) transmission or telephonic notification of such execution and authorization of delivery thereof.
4.5 Entire Agreement. This Amendment embodies the entire agreement and understanding among the parties with respect to this amendment to the Amended Agreement, and supersedes all prior agreements and understandings, oral or written, relating thereto.
4.6 Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of California.
Section 5. ACKNOWLEDGEMENT AND CONSENT
5.1 Guarantors are party to that certain Continuing Guaranty (as amended from time to time), dated as of November 2, 2004, pursuant to which Guarantors have guarantied the Obligations. Pledgors are party to that certain Security Agreement (Securities) made by Borrowers (as amended from time to time) and Security Agreement (Securities) made by certain other Pledgors (as amended from time to time), dated as of November 2, 2004, pursuant to which Pledgors have pledged the Collateral as security for the Indebtedness (as defined in the applicable Pledge Agreement).

5.2 Each Guarantor and each Pledgor hereby acknowledges that it has reviewed the terms and provisions of the Amended Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Guaranty to which it is a party or otherwise bound, and each Pledgor hereby confirms that the Pledge Agreement to which it is a party or otherwise bound, will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all of the “Guaranteed Obligations” (as defined in the applicable Guaranty) or the “Indebtedness” (as defined in the applicable Pledge Agreement), as the case may be, including without limitation the payment and performance of all such “Guaranteed Obligations” or “Indebtedness”, as the case may be, with respect to the Obligations of Borrowers now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.
5.3 Each Guarantor acknowledges and agrees that any Guaranty to which it is a party or otherwise bound, and each Pledgor acknowledges and agrees that the Pledge Agreement to which it is a party or otherwise bound, shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor and each Pledgor represents and warrants that all representations and warranties contained in the Guaranty and/or the Pledge Agreement, as the case may be, to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Eleventh Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
5.4 Each Guarantor and each Pledgor (other than the Borrowers) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor or such Pledgor, as the case may be, is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Amended Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor or such Pledgor to any future amendments to the Amended Agreement.
[Signatures on Following Pages]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

BORROWERS:	APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P.,
a Delaware limited partnership

	By:		AIMCO-GP, INC.,
a Delaware corporation
	Its:		General Partner

		By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

PLEDGORS (for purposes of Section 5 only):

APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, as Pledgor

By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO PROPERTIES, L.P., a Delaware limited partnership, as Pledgor

By:	AIMCO-GP, INC.,
a Delaware corporation
Its:	General Partner

	By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

AIMCO/BETHESDA HOLDINGS, INC., a Delaware corporation, as Pledgor

By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO/IPT, INC.,
a Delaware corporation,

NHP A&R SERVICES, INC.,
a Virginia corporation

NHP REAL ESTATE CORPORATION,
a Delaware corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

LAC PROPERTIES QRS II INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO LP LA, LP,
a Delaware limited partnership

By:	AIMCO LA QRS, Inc.,
a Delaware corporation
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

GP-OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its: Member

	By:	AIMCO-GP, Inc.,
a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO GP LA, L.P., a Delaware limited partnership

By:	AIMCO-GP, INC.,
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
Its:	General Partner

	By:	AIMCO-GP, INC.,
a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer

AIC REIT PROPERTIES LLC,
a Delaware limited liability company

By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO-GP, INC.,
a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P.
a Delaware limited partnership

By:	AIMCO QRS GP, LLC,
a Delaware limited liability company
Its:	General Partner

	By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc.,
a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P.
a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc.,
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR FLORIDA PARTNERS LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Ambassador Florida Partners, Inc.,
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES SUB LLC, a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P.,
a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc.,
a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES GP I LLC a Delaware limited liability company

By:	LAC Properties Operating Partnership, L.P.,
a Delaware limited partnership,
Its:	Managing Member

	By:	AIMCO GP LA, L.P.,
a Delaware limited partnership,
	Its:	General Partner

		By:	AIMCO-GP, Inc.,
a Delaware corporation,
		Its:	General Partner

			By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

GUARANTORS (for purposes of Section 5 only):

AIMCO EQUITY SERVICES, INC.,
a Virginia corporation

AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

AIMCO-LP TRUST
a Delaware trust

AIMCO PROPERTIES FINANCE CORP.,
a Delaware corporation

AMBASSADOR I, INC.,
a Delaware corporation

ANGELES REALTY CORPORATION II,
a California corporation

CONCAP EQUITIES, INC.,
a Delaware corporation

NHP A&R SERVICES, INC.,
a Virginia corporation

NHPMN STATE MANAGEMENT, INC.,
a Delaware corporation

AIMCO-GP, INC.,
a Delaware corporation

NHPMN-GP, INC.,
a Delaware corporation

By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO IPLP, L.P., a Delaware limited partnership

By:	AIMCO/IPT, Inc.,
a Delaware corporation
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AIMCO HOLDINGS, L.P., a Delaware limited partnership

By:	AIMCO Holdings QRS, Inc.,
a Delaware corporation,
Its:	General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

AMBASSADOR CRM FLORIDA PARTNERS LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ambassador Florida Partners Limited Partnership,
a Delaware limited partnership
Its:	General Partner

	By:		Ambassador Florida Partners, Inc.,
a Delaware corporation
	Its:		General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AMBASSADOR APARTMENTS, L.P. a Delaware limited partnership

By:	AIMCO QRS GP, LLC,
a Delaware limited liability company,
Its:	General Partner

	By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
	Its:	Member

		By:	AIMCO-GP, Inc.,
a Delaware corporation,
		Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AIMCO GP LA, L.P.,
a Delaware limited partnership
Its:	General Partner

	By:	AIMCO-GP, Inc.,
a Delaware corporation
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

GP-OP PROPERTY MANAGEMENT, LLC a Delaware limited liability company

By:	AIMCO Properties, L.P.,
a Delaware limited partnership,
Its:	Member

	By:	AIMCO-GP, Inc.,
a Delaware corporation,
	Its:	General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc.
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

NHPMN MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO/Bethesda Holdings, Inc.,
a Delaware corporation,
Its:	Member

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

OP PROPERTY MANAGEMENT, L.P., a Delaware limited partnership

By:	NHPMN-GP, Inc.,
a Delaware corporation
Its:	Managing General Partner

	By:		/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer

OP PROPERTY MANAGEMENT, LLC, a Delaware limited liability company

By:	AIMCO Properties, L.P.,
a Delaware limited partnership
Its:	Member

	By:		AIMCO-GP, Inc.,
a Delaware corporation
	Its:		General Partner

		By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

LAC PROPERTIES GP I LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties GP I LLC,
a Delaware limited liability company
Its:	General Partner

	By:	LAC Properties Operating Partnership, L.P.,
a Delaware limited partnership
	Its:	Managing Member

		By:	AIMCO GP LA, L.P.,
a Delaware limited partnership
		Its:	General Partner

			By:	AIMCO-GP, Inc.,
a Delaware corporation
			Its:	General Partner

				By:	/s/ Patti K. Fielding Patti K. Fielding
Executive Vice President and Treasurer

LAC PROPERTIES GP II LIMITED PARTNERSHIP, a Delaware limited partnership

By:	LAC Properties QRS II Inc.,
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding

Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

AIMCO SELECT PROPERTIES, L.P., a Delaware limited partnership

By:	AIMCO/Bethesda Holdings, Inc.,
a Delaware corporation,
Its:	General Partner

	By:	/s/ Patti K. Fielding
Patti K. Fielding
Executive Vice President and Treasurer
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA:	BANK OF AMERICA, N.A., as Administrative Agent
	By:	/s/ Kathleen M. Carry
Kathleen M. Carry
Vice President
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

L/C ISSUER:	BANK OF AMERICA, N.A., as L/C Issuer
	By:	/s/ James P. Johnson
James P. Johnson
Senior Vice President
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

BANK OF AMERICA, N.A., as Lender
By:	/s/ James P. Johnson
James P. Johnson
Senior Vice President
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

KEYBANK NATIONAL ASSOCIATION, as Syndication Agent And Lender
By:	Christopher T. Neil
Christopher T. Neil
Senior Relationship Manager
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

WELLS FARGO BANK, N.A., Successor-by-merger to Wachovia Bank, N.A., as a Lender
By:	/s/ J. Derek Evans
	Name:	J. Derek Evans
	Title:	Senior Vice President
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

MORGAN STANLEY BANK, N.A., as a Lender
By:	/s/ Nick Zangari
	Name:	Nick Zangari
	Title:	Authorized Signatory
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

MANUFACTURERS AND TRADERS TRUST COMPANY, a New York Banking Company, as a Lender
By:	/s/ John Mangan
	Name:	John Mangan
	Title:	Vice President
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

CITIBANK, N.A., as a Lender
By:
Name:
Title:
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ James A. Harmann
	Name:	James A. Harmann
	Title:	Senior Vice President
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)

HSBC BANK USA NATIONAL ASSOCIATION, as a Lender
By:	/s/ Timothy J. Mertens
	Name:	Timothy J. Mertens
	Title:	Vice President
(Eleventh Amendment to Amended and Restated Senior Secured Credit Agreement)